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                                                                    EXHIBIT 10.4


                        CAPITAL ONE FINANCIAL CORPORATION
                1999 NON-EMPLOYEE DIRECTORS STOCK INCENTIVE PLAN

                          (AS AMENDED OCTOBER 18, 2001)

     1. PURPOSE. The purpose of the Capital One Financial Corporation 1999 Non-Employee Directors Stock Incentive Plan (the "Plan") is to encourage ownership in the Company by non-employee members of the Board of Directors, in order to promote long-term shareholder value and to provide non-employee members of the Board with an incentive to continue as directors of the Company.

     2. DEFINITIONS. As used in the Plan, the following terms have the meanings indicated:

          A.   "Board" means the Board of Directors of the Company.

          B.   "Change of Control" means:

               (i) The acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% (or, if such shares are purchased from the Company, 40%) or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Company Voting Securities"), provided, however, that any acquisition by (x) the Company or any of its subsidiaries, or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries or (y) any corporation with respect to which, immediately following such acquisition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and


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          Company Voting Securities immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the Outstanding Company Common Stock and Company Voting Securities, as the case may be, shall not constitute a Change of Control; or

               (ii) Individuals who constituted the Board as of January 1, 1999 (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to January 1, 1999 whose appointment to fill a vacancy or to fill a new Board position or whose nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

               (iii) Approval by the shareholders of the Company of a reorganization, merger or consolidation (a "Business Combination"), in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Company Common Stock and Company Voting Securities immediately prior to such Business Combination do not in the aggregate, immediately following such Business Combination, beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination in substantially the same proportion as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and Company Voting Securities, as the case may be; or

               (iv) (A) a complete liquidation or dissolution of the Company or
          (B) sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, immediately following such sale or disposition, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then


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          outstanding voting securities entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, in the aggregate by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Company Voting Securities immediately prior to such sale or disposition in substantially the same proportion as their ownership of the Outstanding Company Common Stock and Company Voting Securities, as the case may be, immediately prior to such sale or disposition.

          C. "Company" means Capital One Financial Corporation, a Delaware corporation, or any successor thereto.

          D. "Company Stock" means Common Stock of the Company or any securities substituted for Common Stock of the Company pursuant to Section 10.

          E. "Date of Grant" means the date as of which a director is awarded an Option pursuant to Section 7.

          F. "Disability" means the inability to perform the services to the Company as a director as determined by the Board, and such determination shall be conclusive.

          G.   "Eligible Director" means a director described in Section 4.

          H. "Fair Market Value" means as of the date for which a value determination is being made, the average of the Common Stock's highest and lowest prices on such date as reported on The New York Stock Exchange-Composite Transactions Tape made (or, if the New York Stock Exchange is not open for trading on such date, for the last preceding day on which Company Stock was traded). In the absence of any such sale, fair market value means the average of the highest bid and lowest asked prices of a share of Company Stock on such date as reported by such source. In the absence of such average or if shares of Company Stock are no longer traded on The New York Stock Exchange, the fair market value shall be determined by the Board using any reasonable method in good faith.

          I.   "IRC" means the Internal Revenue Code of 1986, as amended.

          J. "Option" or "Options" means the right to purchase Company Stock subject to the terms and conditions set forth in Section 7.

          K. "Subsidiary" means a corporation or other entity more than 50% of whose voting shares are owned directly or indirectly by the Company.

          3.   ADMINISTRATION.

          A. The Board shall administer the Plan. The award of Options under the Plan shall be as described in Section 7. However, the Board shall have all powers vested in it by


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the terms of the Plan, including, without limitation, the authority (within the limitations described herein) to prescribe the form of the agreement applicable to evidence the award of Options under the Plan, to construe the Plan, to determine all questions arising under the Plan, and to adopt and amend rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Board may act only by a majority of its members in office, except that members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Board.

     B. The Board shall have general authority to impose any limitation or condition upon an Option that the Board deems appropriate to achieve the objectives of the Option and the Plan and, in addition, and without limitation and in addition to powers set forth elsewhere in the Plan, shall have the power and complete discretion to determine (a) which Eligible Directors shall receive an Option and the nature of the Option, (b) the number of shares of Company Stock to be covered by each Option, (c) the Fair Market Value of Company Stock,
(d) the time or times when an Option shall be granted, (e) whether an Option shall become vested over a period of time and when it shall be fully vested, (f) when Options may be exercised, (g) whether a Disability exists, (h) the manner in which payment will be made upon the exercise of Options, (i) notice provisions relating to the sale of Company Stock acquired under the Plan, and
(j) any additional requirements relating to Options that the Board deems appropriate.

     C. No member of the Board shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Board and each other employee or consultant of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability arising out of any action, omission or determination relating to the Plan, to the maximum extent permitted by law.

     4. PARTICIPATION IN THE PLAN. Each director of the Company who is not otherwise an employee of the Company or any Subsidiary on the Date of Grant of an Option under the Plan shall be eligible to participate in the Plan.

     5. STOCK SUBJECT TO THE PLAN. Subject to Section 10 of the Plan, there shall be reserved for issuance under the Plan an aggregate of 825,000 shares of Company Stock, which shall be treasury shares. Shares granted under the Plan subject to Options that expire or otherwise terminate unexercised may again be subjected to a grant under the Plan. The Board is expressly


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authorized to grant an Option to an optionee conditioned upon the surrender for cancellation of an existing Option.

     6. NON-STATUTORY STOCK OPTIONS. All Options granted under the Plan shall be non-statutory in nature and shall not be entitled to special tax treatment under IRC Section 422.

     7. TERMS, CONDITIONS AND AWARD OF OPTIONS. The Board may award Options to Eligible Directors under this Plan from time to time as it deems appropriate. Each award of an Option shall be evidenced by written agreement between the Company and the Eligible Director in such form as the Board shall from time to time approve, stating the number of shares for which Options are granted, the Option exercise price per share and the conditions to which the grant and exercise of the Options are subject.

          A. Option Exercise Price. The Option exercise price shall be the Fair Market Value of the shares of Company Stock subject to such Option on the Date of Grant.

          B. Options Not Transferable. Options, by their terms, shall not be transferable by the optionee except by will or by the laws of descent and distribution and shall be exercisable, during the optionee's lifetime, only by the optionee or by his guardian or legal representative. An Option transferred by will or by the laws of descent and distribution may be exercised by the optionee's personal representative within one year of the date of the optionee's death to the extent the optionee could have exercised the Option on the date of his death, but in any event not later than the expiration date of the Option exercise period. The Board is expressly authorized, in its discretion, to provide that all or a portion of an Option may be granted to an optionee upon terms that permit transfer of the Option in a form and manner determined by the Board. Any person to whom an Option is transferred pursuant to this Section 7 shall agree in writing to be bound by the terms of the Plan and the stock option agreement for such Option as if such transferee had been an original signatory thereto, and to execute and/or deliver to the Board any documents as may be requested by the Board from time to time.

          C. Exercise of Options. An Option shall be exercisable on the terms and conditions determined by the Board; provided, however, that no Option may be exercised:

               (i) if sooner terminated in accordance with the terms of the Plan or the Option, or later than ten (10) years from the Date of Grant; and

               (ii) unless optionee delivers payment in cash in the amount of the full Option exercise price for the shares of Company Stock being acquired thereunder provided that if the terms of an Option so permit, the optionee may
(i) deliver Company Stock owned by the optionee (valued at Fair Market Value on the date of exercise) in satisfaction of all or any part of the exercise price or (ii) deliver a properly executed exercise notice together with irrevocable


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instructions to a broker to promptly deliver to the Company the amount of the sale or loan proceeds to pay the exercise price.

          D. Change of Control. The Board may, in its discretion, grant Options which by their terms become fully exercisable upon a Change of Control, notwithstanding other conditions on exercisability in the stock option agreement.

     8. TERMINATION, MODIFICATION, CHANGE. If not sooner terminated by the Board, the Plan shall terminate at the close of business on April 28, 2009. No Options shall be granted under the Plan after its termination. The Board may terminate the Plan or may amend the Plan in such respects as it shall deem advisable, including amendments that the Board deems appropriate to ensure compliance with applicable law. The termination or amendment of the Plan shall not, without the consent of the optionee, detrimentally affect an optionee's rights under an Option previously granted to him, except such termination or amendment as the Board deems appropriate to ensure compliance with applicable law. Notwithstanding the foregoing, the Board may terminate any Option previously granted to an optionee and any agreement relating thereto in whole or in part provided that upon any such termination the Company in full consideration of the termination of such Option or portion thereof pays to such optionee an amount in cash for each share of Company Stock subject to such Option or portion thereof being terminated equal to the excess, if any, of (a) the Fair Market Value of a share of Company Stock over (b) the sum of (i) the exercise price per share of such Option, or, if the Board permits and the optionee elects, accelerates the exercisability of such optionee's Option or portion thereof (if necessary) and allows such optionee 30 days to exercise such Option or portion thereof before the termination of such Option or portion thereof. The Board shall also have the power to amend the terms of previously granted Options so long as the terms as amended are consistent with the Plan and provided that, except for such amendments as the Board deems appropriate to ensure compliance with applicable law, the consent of the optionee is obtained with respect to any amendment that would be detrimental to him.

     9.   LIMITATION OF RIGHTS.

          A. No Right to Continue as a Director. Neither the Plan nor the award of an Option, nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain any person as a director for any period of time.

          B. No Shareholders' Rights Under Options. The Company may place on any certificate representing Company Stock issued upon the exercise of an Option any legend deemed desirable by the Company's counsel to comply with Federal or state securities laws, and the


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Company may require of the optionee a customary written indication of his investment intent. Until the optionee has made any required payment and has had issued to him a certificate (whether original, book-entry or otherwise) for the shares of Company Stock acquired, he shall possess no shareholder rights with respect to the shares.

     10.  CHANGES IN CAPITAL STRUCTURE.

          A. In the event of a stock dividend, stock split or combination of shares, spin-off, recapitalization or merger in which the Company is the surviving corporation, a consolidation or a merger in which the Company is not the surviving corporation, a transaction that results in the acquisition of substantially all of the Company's outstanding stock by a single person or entity, or a sale or transfer of substantially all of the Company's assets, or other change in the Company's capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options or warrants for the purchase of common stock or preferred stock of the Company), the Board (whose determination shall be binding on all persons) may take such actions with respect to the Plan and any outstanding Options as the Board deems appropriate, including adjusting appropriately the number and kind of shares of stock or securities of the Company to be subject to the Plan and to Options then outstanding or to be granted under the Plan, the maximum number of shares or securities which may be delivered under the Plan, the exercise price and any other relevant provisions. If the adjustment would produce fractional shares with respect to any unexercised Option, the Board may adjust appropriately the number of shares covered by the Option so as to eliminate the fractional shares.

          B. Notwithstanding anything in the Plan to the contrary, the Board may take the foregoing actions without the consent of any optionee, and the Board's determination shall be conclusive and binding on all persons for all purposes.

     11. NOTICE. All notices and other communications required or permitted to be given under the Plan shall be in writing and shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid, as follows: (a) if to the Company, at its principal business address to the attention of the Secretary; and (b) if to any optionee, at the last address of the optionee known to the sender at the time the notice or other communication is sent.

     12. GOVERNING LAW. The terms of the Plan shall be governed by the laws of the Commonwealth of Virginia.




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